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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 14, 2002
                                                         ----------------

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Series 2002-1G WST Trust)


                  WESTPAC SECURITISATION MANAGEMENT PTY LIMITED
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             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)


            333-32944                                Not Applicable
     ------------------------             ------------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)

      Level 25, 60 Martin Place, Sydney, NSW 2000, Australia      Not Applicable
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      (Address of Principal Executive Offices)                    (Zip Code)


                                  612-9226-3589
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

        (a)   Financial Statements

              Not applicable.

        (b)   Pro Forma Financial Information

              Not applicable.

        (c)   Exhibits

Exhibit
  No.             Document Description
-------           --------------------

1.1 Underwriting Agreement, dated March 6, 2002, among Westpac Securitisation Management Pty Limited, Westpac Banking Corporation, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust, and Salomon Smith Barney Inc., as representative of the several underwriters.

4.2 Series Notice, dated March 12, 2002 among Westpac Banking Corporation as Servicer and Approved Seller, Westpac Securitisation Management Pty Limited as Trust Manager, Westpac Securities Administration Limited as Trustee, Citibank, N.A., London Branch as Note Trustee, Perpetual Trustee Company Limited as Security Trustee, and The Mortgage Company Pty Limited.

4.3 Note Trust Deed, dated March 5, 2002, among Citibank, N.A., London Branch as Note Trustee and Principal Paying Agent, Westpac Securitisation Management Pty Limited as Trust Manager and Westpac Securities Administration Limited as Trustee.

4.4 Security Trust Deed, dated March 4, 2002 among Westpac Securities Administration Limited as Chargor, Citibank, N.A., London Branch as Note Trustee, Westpac Securitisation Management Pty Limited as Trust Manager and Perpetual Trustee Company Limited as Security Trustee.

4.5 Agency Agreement, dated March 12, 2002, among Citibank, N.A., London Branch as Note Trustee, Principal Paying Agent, Agent Bank and Note Registrar, Westpac Securities Administration Limited as Trustee and Westpac Securitisation Management Pty Limited as Trust Manager.

10.2 Redraw Facility Agreement, dated March 12, 2002, among Westpac Banking Corporation as Redraw Facility Provider, Westpac Securities Administration Limited as Trustee and Westpac Securitisation Management Pty Limited as Trust Manager.

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10.3     Liquidity Facility Agreement, dated March 12, 2002, among Westpac
         Banking Corporation as Liquidity Provider, Westpac Securities Administration Limited as Trustee and Westpac Securitisation Management Pty Limited as Trust Manager.

10.4 Interest Rate Swap, dated March 12, 2002, among Westpac Banking Corporation as Party A, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust as Party B and Westpac Securitisation Management Pty Limited as Trust Manager.

10.5 Westpac Currency Swap, dated March 12, 2002, among Westpac Securitisation Management Pty Limited as Trust Manager, Westpac Banking Corporation as Party A, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust, as Party B and Citibank, N.A. as Standby Swap Provider.

10.6 Citibank Currency Swap, dated March 12, 2002, among Westpac Securitisation Management Pty Limited as Trust Manager, Citibank, N.A. as Party A, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2000-1G WST Trust, as Party B and Westpac Banking Corporation as Standby Swap Provider.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WESTPAC SECURITISATION
                                 MANAGEMENT PTY LIMITED
                                       (Registrant)




Dated:  March 22, 2002       By: /s/ Manuela Adl
                                 -------------------------------------
                             Name:  Manuela Adl
                             Title: Senior Vice President
                                    & Chief Operating Officer

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                                INDEX OF EXHIBITS
Exhibit
  No.       Document Description
-------     --------------------

1.1 Underwriting Agreement, dated March 6, 2002, among Westpac Securitisation Management Pty Limited, Westpac Banking Corporation, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust, and Salomon Smith Barney Inc., as representative of the several underwriters.

4.2 Series Notice, dated March 12, 2002 among Westpac Banking Corporation as Servicer and Approved Seller, Westpac Securitisation Management Pty Limited as Trust Manager, Westpac Securities Administration Limited as Trustee, Citibank, N.A., London Branch as Note Trustee, Perpetual Trustee Company Limited as Security Trustee, and The Mortgage Company Pty Limited.

4.3 Note Trust Deed, dated March 5, 2002, among Citibank, N.A., London Branch as Note Trustee and Principal Paying Agent, Westpac Securitisation Management Pty Limited as Trust Manager and Westpac Securities Administration Limited as Trustee.

4.4 Security Trust Deed, dated March 4, 2002 among Westpac Securities Administration Limited as Chargor, Citibank, N.A., London Branch as Note Trustee, Westpac Securitisation Management Pty Limited as Trust Manager and Perpetual Trustee Company Limited as Security Trustee.

4.5 Agency Agreement, dated March 12, 2002, among Citibank, N.A., London Branch as Note Trustee, Principal Paying Agent, Agent Bank and Note Registrar, Westpac Securities Administration Limited as Trustee and Westpac Securitisation Management Pty Limited as Trust Manager.

10.2 Redraw Facility Agreement, dated March 12, 2002, among Westpac Banking Corporation as Redraw Facility Provider, Westpac Securities Administration Limited as Trustee and Westpac Securitisation Management Pty Limited as Trust Manager.

10.3 Liquidity Facility Agreement, dated March 12, 2002, among Westpac Banking Corporation as Liquidity Provider, Westpac Securities Administration Limited as Trustee and Westpac Securitisation Management Pty Limited as Trust Manager.

10.4 Interest Rate Swap, dated March 12, 2002, among Westpac Banking Corporation as Party A, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust, as Party B and Westpac Securitisation Management Pty Limited as
            Trust Manager.

10.5 Westpac Currency Swap, dated March 12, 2002, among Westpac Securitisation Management Pty Limited as Trust Manager, Westpac Banking Corporation as Party A, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust, as Party B and Citibank, N.A. as Standby Swap Provider.

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10.6    Citibank Currency Swap, dated March 12, 2002, among Westpac
        Securitisation Management Pty Limited as Trust Manager, Citibank, N.A. as Party A, Westpac Securities Administration Limited, in its capacity as trustee of the Series 2002-1G WST Trust, as Party B and Westpac Banking Corporation as Standby Swap Provider.